LONG-TERM DEBT AND OTHER BORROWINGS, NET (Tables)	12 Months Ended
Dec. 31, 2022
Debt Disclosure [Abstract]
Schedule of Long-term Debt
The Company carries its long term debt based on amortized cost using the effective interest rate method. The following is a summary of long-term debt:

(In thousands, USD)	December 31, 2022	December 31, 2021
Term Loan – UBS	$302,654	$305,807
Notes under the Backstop Agreement	120,000	120,000
Other Borrowings	2,754	173
Total	425,408	425,980
Less—current portion	(5,345)	(3,326)
Less—equity component, net of accumulated amortization	—	(15,517)
Less—debt issuance cost, net of accumulated amortization of $8.5 million and $6.1 million, respectively	(6,153)	(8,022)
Total Long-term debt and other borrowings	413,910	399,115

Schedule of Maturities of Long-term Debt	The following is the summary of future principal repayments on long-term debt:

(In thousands, USD)	Amount
2023	$5,345
2024	300,063
2025	—
2026	—
2027	—
Thereafter	120,000
Total	$425,408